Exhibit 5.2

June 28, 2017

Albertsons Companies, LLC

New Albertson’s, Inc.

Safeway Inc.

Albertson’s LLC

and the Additional Issuers described below

250 Parkcenter Blvd.

Boise, Idaho 83706

Ladies and Gentlemen:

I am the Executive Vice President, General Counsel & Secretary of Albertsons Companies, LLC, a Delaware limited liability company (the “Company”). (i) The Company, New Albertson’s, Inc., an Ohio corporation, Safeway Inc., a Delaware corporation and Albertson’s LLC, a Delaware limited liability company (collectively, the “Lead Issuers”), and (ii) the Additional Issuers included in Schedule A hereto (together with the Lead Issuers, the “Issuers”), have filed a Registration Statement on Form S-4 (the “Registration Statement”), relating to $1,250,000,000 in aggregate principal amount of the Issuers’ 6.625% Senior Notes due 2024 (the “New 2024 Notes”) and $1,250,000,000 in aggregate principal amount of the Issuer’s 5.750% Senior Notes due 2025 (the “New 2025 Notes,” and together with the New 2024 Notes, the “New Notes”) and the related guarantees of the New Notes (the “Guarantees”) by the Additional Issuers. The New 2024 Notes and the New 2025 Notes are to be offered by the Issuers in exchange for $1,250,000,000 in aggregate principal amount of the Issuers’ outstanding 6.625% Senior Notes due 2024 and $1,250,000,000 in aggregate principal amount of the Issuers’ outstanding 5.750% Senior Notes due 2025, respectively. The Guarantees are to be offered by the Additional Issuers in exchange for the outstanding guarantees of the Issuers’ outstanding 6.625% Senior Notes due 2024 and outstanding 5.750% Senior Notes due 2025.

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Act”).

In connection with this opinion, I, or a member of my staff, have examined originals, telecopies or copies, certified or otherwise identified to my satisfaction, of each of the (i) Registration Statement, (ii) the Indenture pertaining to the 6.625% Senior Notes due 2024 dated as of May 31, 2016 (as amended, supplemented or otherwise modified, the “2024 Notes Indenture”); the Indenture pertaining to the 5.750% Senior Notes due 2025 dated as of August 9, 2016 (as amended, supplemented or otherwise modified, the “2025 Notes Indenture,” and together with the 2024 Notes Indenture, the “Indentures”) and (iii) the forms of each of the New Notes, included as exhibits to the Indentures. In rendering the opinion contained herein, I have relied upon my examination or the examination by members of our legal staff or outside counsel (in the ordinary course of business) of the original or copies, certified or otherwise identified to our satisfaction, of the charter, bylaws or other governing documents of the subsidiaries named in Schedule B hereto (the “Schedule B Subsidiaries”), resolutions and written consents of their

Albertsons Companies, LLC et al.

June 28, 2017

respective boards of directors, general partners, managers and managing members, as the case may be, statements and certificates from officers of the Schedule B Subsidiaries and such other documents and records relating to the Schedule B Subsidiaries as I have deemed appropriate. I, or a member of my staff, have also examined originals, telecopies or copies, certified or otherwise identified to my satisfaction, of such records of the Issuers and such other agreements, certificates of public officials, certificates of officers or other representatives of the Issuers and others, as I have deemed necessary as a basis for my opinion set forth below.

As to questions of fact material to this opinion letter, I have relied upon certificates or comparable documents or statements of public officials and of officers and representatives of the Issuers.

I have assumed (i) the legal capacity of all natural persons executing each Indenture and such other agreements, certificates or documents, (ii) the genuineness of all signatures thereon, (iii) the legal capacity of natural persons signing or delivering any agreements, certificates and documents, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to the original of all copies, telecopies, photostatic or conformed copies and the authenticity of the originals of such latter documents.

Based on the foregoing and such other investigations as I have deemed necessary and subject to the qualifications included in this letter, I am of the opinion that the New Notes and the Guarantees have been duly authorized, executed and delivered by each of the Schedule B Subsidiaries.

This opinion letter is given as of the date hereof and I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to my attention or any change in laws that may hereafter occur.

Schulte Roth & Zabel LLP, legal counsel to the Issuers, may rely upon this opinion with respect to matters set forth herein for purposes of its opinion being delivered and filed as Exhibit 5.1 to the Registration Statement.

I hereby consent to the filing of this opinion letter as Exhibit 5.2 to the Registration Statement and to the use of my name under the caption “Legal Matters” in the prospectus included in the Registration Statement. In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Very truly yours,

/s/ Robert A. Gordon
Robert A. Gordon, Executive Vice President, General Counsel & Secretary of Albertsons Companies, LLC

2

Schedule A

Additional Issuers

Additional Issuers	State or Other Jurisdiction of Incorporation or Organization
ABS CA-GL LLC	Delaware
ABS CA-O DC1 LLC	Delaware
ABS CA-O DC2 LLC	Delaware
ABS CA-O LLC	Delaware
ABS DFW INVESTOR LLC	Delaware
ABS DFW LEASE OWNER LLC	Delaware
ABS DFW OWNER LLC	Delaware
ABS FINANCE CO., INC.	Delaware
ABS FLA INVESTOR LLC	Delaware
ABS FLA LEASE INVESTOR LLC	Delaware
ABS FLA OWNER LLC	Delaware
ABS ID-GL LLC	Delaware
ABS ID-O DC LLC	Delaware
ABS ID-O LLC	Delaware
ABS MEZZANINE I LLC	Delaware
ABS MEZZANINE II LLC	Delaware
ABS MEZZANINE III LLC	Delaware
ABS MT-GL LLC	Delaware
ABS MT-O LLC	Delaware
ABS NOCAL LEASE INVESTOR LLC	Delaware
ABS NOCAL LEASE OWNER LLC	Delaware
ABS NV-GL LLC	Delaware
ABS NV-O LLC	Delaware
ABS OR-GL LLC	Delaware
ABS OR-O DC LLC	Delaware
ABS OR-O LLC	Delaware
ABS REAL ESTATE CORP.	Delaware
ABS REAL ESTATE HOLDINGS LLC	Delaware
ABS REAL ESTATE INVESTOR HOLDINGS LLC	Delaware
ABS REAL ESTATE OWNER HOLDINGS LLC	Delaware
ABS REALTY INVESTOR LLC	Delaware
ABS REALTY LEASE INVESTOR LLC	Delaware
ABS RM INVESTOR LLC	Delaware
ABS RM LEASE INVESTOR LLC	Delaware
ABS RM LEASE OWNER LLC	Delaware

Additional Issuers	State or Other Jurisdiction of Incorporation or Organization
ABS RM OWNER LLC	Delaware
ABS SW INVESTOR LLC	Delaware
ABS SW LEASE INVESTOR LLC	Delaware
ABS SW LEASE OWNER LLC	Delaware
ABS SW OWNER LLC	Delaware
ABS TX INVESTOR GP LLC	Delaware
ABS TX INVESTOR LP	Texas
ABS TX LEASE INVESTOR GP LLC	Delaware
ABS TX LEASE INVESTOR LP	Texas
ABS TX LEASE OWNER GP LLC	Delaware
ABS TX LEASE OWNER LP	Texas
ABS TX OWNER GP LLC	Delaware
ABS TX OWNER LP	Texas
ABS UT-GL LLC	Delaware
ABS UT-O DC LLC	Delaware
ABS UT-O LLC	Delaware
ABS WA-GL LLC	Delaware
ABS WA-O LLC	Delaware
ABS WY-GL LLC	Delaware
ABS WY-O LLC	Delaware
ACME MARKETS, INC.	Delaware
AFDI NOCAL LEASE INVESTOR LLC	Delaware
ALBERTSONS COMPANIES SPECIALTY CARE, LLC	Delaware
AMERICAN DRUG STORES LLC	Delaware
AMERICAN FOOD AND DRUG LLC	Delaware
AMERICAN PARTNERS, L.P.	Indiana
AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC	Delaware
AMERICAN STORES COMPANY, LLC	Delaware
AMERICAN STORES PROPERTIES LLC	Delaware
APLC PROCUREMENT, INC.	Utah
ASC MEDIA SERVICES, INC.	Utah
ASP REALTY, LLC	Delaware
ASP SW INVESTOR LLC	Delaware
ASP SW LEASE INVESTOR LLC	Delaware
ASP SW LEASE OWNER LLC	Delaware
ASP SW OWNER LLC	Delaware
ASR LEASE INVESTOR LLC	Delaware

Additional Issuers	State or Other Jurisdiction of Incorporation or Organization
ASR OWNER LLC	Delaware
ASR TX INVESTOR GP LLC	Delaware
ASR TX INVESTOR LP	Texas
ASR TX LEASE OWNER GP LLC	Delaware
ASR TX LEASE OWNER LP	Texas
AVIA PARTNERS, INC.	Delaware
CARR-GOTTSTEIN FOODS CO.	Delaware
CAYAM ENERGY, LLC	Delaware
CLIFFORD W. PERHAM, INC.	Maine
COLLINGTON SERVICES LLC	Delaware
CONSOLIDATED PROCUREMENT SERVICES, INC.	Delaware
DIVARIO VENTURES LLC	Delaware
DOMINICK’S FINER FOODS, LLC	Delaware
DOMINICK’S SUPERMARKETS, LLC	Delaware
EATING RIGHT LLC	Delaware
EXT LEASE OWNER LLC	Delaware
EXT OWNER LLC	Delaware
EXTREME LLC	Delaware
FRESH HOLDINGS LLC	Delaware
GENUARDI’S FAMILY MARKETS LP	Delaware
GFM HOLDINGS I, INC.	Delaware
GFM HOLDINGS LLC	Delaware
GIANT OF SALISBURY, INC.	Maryland
GOOD SPIRITS LLC	Texas
GROCERYWORKS.COM OPERATING COMPANY, LLC	Delaware
GROCERYWORKS.COM, LLC	Delaware
JETCO PROPERTIES, INC.	Delaware
JEWEL COMPANIES, INC.	Delaware
JEWEL FOOD STORES, INC.	Ohio
JEWEL OSCO SOUTHWEST LLC	Illinois
LLANO LOGISTICS, INC.	Delaware
LSP LEASE LLC	Delaware
LUCERNE DAIRY PRODUCTS LLC	Delaware
LUCERNE FOODS, INC.	Delaware
LUCERNE NORTH AMERICA LLC	Delaware
LUCKY (DEL) LEASE OWNER LLC	Delaware
LUCKY STORES LLC	Ohio
MEDCART SPECIALTY CARE, LLC	Delaware

Additional Issuers	State or Other Jurisdiction of Incorporation or Organization
NAI SATURN EASTERN LLC	Delaware
NEWCO INVESTMENTS, LLC	Delaware
NHI INVESTMENT PARTNERS, LP	Delaware
NHI TX LEASE OWNER GP LLC	Delaware
NHI TX LEASE OWNER LP	Texas
NHI TX OWNER GP LLC	Delaware
NHI TX OWNER LP	Texas
O ORGANICS LLC	Delaware
OAKBROOK BEVERAGE CENTERS, INC.	Illinois
RANDALL’S BEVERAGE COMPANY, INC.	Texas
RANDALL’S FOOD & DRUGS LP	Delaware
RANDALL’S FOOD MARKETS, INC.	Delaware
RANDALL’S HOLDINGS, INC.	Delaware
RANDALL’S INVESTMENTS, INC.	Delaware
RANDALL’S MANAGEMENT COMPANY, INC.	Delaware
SAFEWAY AUSTRALIA HOLDINGS, INC.	Delaware
SAFEWAY CANADA HOLDINGS, INC.	Delaware
SAFEWAY CORPORATE, INC.	Delaware
SAFEWAY DALLAS, INC.	Delaware
SAFEWAY DENVER, INC.	Delaware
SAFEWAY GIFT CARDS, LLC	Arizona
SAFEWAY HEALTH INC.	Delaware
SAFEWAY HOLDINGS I, LLC	Delaware
SAFEWAY NEW CANADA, INC.	Delaware
SAFEWAY PHILTECH HOLDINGS, INC.	Delaware
SAFEWAY SOUTHERN CALIFORNIA, INC.	Delaware
SAFEWAY STORES 28, INC.	Delaware
SAFEWAY STORES 42, INC.	Delaware
SAFEWAY STORES 44, INC.	Delaware
SAFEWAY STORES 45, INC.	Delaware
SAFEWAY STORES 46, INC.	Delaware
SAFEWAY STORES 47, INC.	Delaware
SAFEWAY STORES 48, INC.	Delaware
SAFEWAY STORES 49, INC.	Delaware
SAFEWAY STORES 58, INC.	Delaware
SAFEWAY STORES 67, INC.	Delaware
SAFEWAY STORES 71, INC.	Delaware
SAFEWAY STORES 72, INC.	Delaware

Additional Issuers	State or Other Jurisdiction of Incorporation or Organization
SAFEWAY STORES 78, INC.	Delaware
SAFEWAY STORES 79, INC.	Delaware
SAFEWAY STORES 80, INC.	Delaware
SAFEWAY STORES 85, INC.	Delaware
SAFEWAY STORES 86, INC.	Delaware
SAFEWAY STORES 87, INC.	Delaware
SAFEWAY STORES 88, INC.	Delaware
SAFEWAY STORES 89, INC.	Delaware
SAFEWAY STORES 90, INC.	Delaware
SAFEWAY STORES 91, INC.	Delaware
SAFEWAY STORES 92, INC.	Delaware
SAFEWAY STORES 96, INC.	Delaware
SAFEWAY STORES 97, INC.	Delaware
SAFEWAY STORES 98, INC.	Delaware
SAFEWAY STORES 99, INC.	Delaware
SHAW’S REALTY CO.	Maine
SHAW’S REALTY TRUST	Massachusetts
SHAW’S SUPERMARKETS, INC.	Massachusetts
SHORTCO OWNER LLC	Delaware
SPIRIT ACQUISITION HOLDINGS LLC	Delaware
SSI – AK HOLDINGS, INC.	Delaware
SSM HOLDINGS COMPANY	Delaware
STAR MARKETS COMPANY, INC.	Massachusetts
STAR MARKETS HOLDINGS, INC.	Massachusetts
STRATEGIC GLOBAL SOURCING, LLC	Delaware
SUNRICH MERCANTILE LLC	California
SUNRICH OWNER LLC	Delaware
THE VONS COMPANIES, INC.	Michigan
UNITED SUPERMARKETS, L.L.C.	Texas
USM MANUFACTURING L.L.C.	Texas
WILDCAT MARKETS OPCO LLC	Delaware

Schedule B

Schedule B Subsidiaries

Schedule B Subsidiaries	State or Other Jurisdiction of Incorporation or Organization
ABS TX INVESTOR LP	Texas
ABS TX LEASE INVESTOR LP	Texas
ABS TX LEASE OWNER LP	Texas
ABS TX OWNER LP	Texas
AMERICAN PARTNERS, L.P.	Indiana
APLC PROCUREMENT, INC.	Utah
ASC MEDIA SERVICES, INC.	Utah
ASR TX INVESTOR LP	Texas
ASR TX LEASE OWNER LP	Texas
CLIFFORD W. PERHAM, INC.	Maine
GIANT OF SALISBURY, INC.	Maryland
GOOD SPIRITS LLC	Texas
JEWEL FOOD STORES, INC.	Ohio
JEWEL OSCO SOUTHWEST LLC	Illinois
LUCKY STORES LLC	Ohio
NEW ALBERTSON’S, INC.	Ohio
NHI TX LEASE OWNER LP	Texas
NHI TX OWNER LP	Texas
OAKBROOK BEVERAGE CENTERS, INC.	Illinois
RANDALL’S BEVERAGE COMPANY, INC.	Texas
SAFEWAY GIFT CARDS, LLC	Arizona
SHAW’S REALTY CO.	Maine
SHAW’S REALTY TRUST	Massachusetts
SHAW’S SUPERMARKETS, INC.	Massachusetts
STAR MARKETS COMPANY, INC.	Massachusetts
STAR MARKETS HOLDINGS, INC.	Massachusetts
SUNRICH MERCANTILE LLC	California
THE VONS COMPANIES, INC.	Michigan
UNITED SUPERMARKETS, L.L.C.	Texas
USM MANUFACTURING L.L.C.	Texas

B-1